                                                                   EXHIBIT 99.2
                                                                 [Company Logo]




RITTENHOUSE FINANCIAL
SERVICES, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 1996

                                                                  [Company Logo]



PRICE WATERHOUSE LLP




                      REPORT OF INDEPENDENT ACCOUNTANTS


February 12, 1997

To the Board of Directors and Stockholder of Rittenhouse Financial Services, Inc.

In our opinion, the accompanying balance sheet and the related statements of income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Rittenhouse Financial Services, Inc. (the "Company") at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
------------------------

RITTENHOUSE FINANCIAL SERVICES, INC.
BALANCE SHEET
DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------

                                                       1996           1995
                            ASSETS
Cash and cash equivalents                          $3,330,767      $3,015,212
Repurchase agreement, at cost
  (which approximates market value)                   600,000         600,000
Investments-available for sale                        108,324
Advisory fees receivable                            2,613,579       1,977,027
Taxes receivable                                      421,224         578,474
Due from affiliates                                   775,445
Furniture, fixtures, equipment and leasehold
  improvements at cost, less accumulated
  depreciation and amortization of $1,353,361
  in 1996 and $1,069,894 in 1995                      929,919         701,445
Prepaid and other assets                              190,434         141,082
                                                   ----------      ----------

      Total assets                                 $8,969,692      $7,013,240
                                                   ==========      ==========

             LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Accounts payable and other liabilities           $1,110,548      $1,129,902
  Accrued payroll and related withholdings            171,335          98,369
  Income taxes payable                                              1,120,027
  Due to affiliates                                                   133,048
  Notes payable                                     1,300,000       1,398,390
                                                   ----------      ----------
      Total liabilities                             2,581,883       3,879,736
                                                   ----------      ----------
Commitments

Stockholder's Equity:
  Common stock , $.01 par value - 10,000 shares
  authorized, 230 shares issued and outstanding             2               2

Additional paid-in capital                            474,080         474,080
Unrealized gains (losses) on investments                8,324
Retained earnings                                   5,905,403       2,659,422
                                                   ----------      ----------
      Total stockholder's equity                    6,387,809       3,133,504
                                                   ----------      ----------
      Total liabilities and stockholder's equity   $8,969,692      $7,013,240
                                                   ==========      ==========

 The accompanying notes are an integral part of these financial statements.

RITTENHOUSE FINANCIAL SERVICES, INC.
STATEMENT OF INCOME
DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------

                                              1996              1995
Revenue
  Advisory fees                            $26,495,063       $20,683,803
  Interest and dividend income                  88,033             6,706
  Other income                                     134             6,340
                                           -----------       -----------
      Total income                          26,583,230        20,696,849
                                           -----------       -----------
Expenses:
  Employee compensation and benefits        11,266,592         8,595,924
  Accounting and auditing                       41,635            32,913
  Advertising and printing                   1,374,051           573,386
  Computer services and related charges      2,045,627         1,919,245
  Custody charges                               81,290            84,990
  Depreciation and amortization                283,602           284,319
  Directors' fees                              100,000           100,000
  Information retrieval services               280,167           244,426
  Insurance                                    116,941           134,723
  Interest expense                             101,717           374,816
  Legal fees                                   146,890           195,766
  Occupancy                                    368,407           345,841
  Office supplies and expenses                 445,577           264,273
  Professional fees                          1,107,880           486,684
  Registration fees                            100,858            40,069
  Miscellaneous taxes                          527,166           409,829
  Telephone                                    210,579           177,264
  Trading errors                               275,923            51,059
  Travel and entertainment                   2,148,642         1,241,357
  Other expenses                               656,974           525,452
                                           -----------       -----------
        Total expenses                      21,680,518        16,082,336
                                           -----------       -----------
Net income before tax                        4,902,712         4,614,513
Tax provision                                  156,731         1,120,027
                                           -----------       -----------
Net income                                 $ 4,745,981       $ 3,494,486
                                           ===========       ===========

 The accompanying notes are an integral part of these financial statements.

RITTENHOUSE FINANCIAL SERVICES, INC.
STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------

                                        ADDITIONAL                     UNREALIZED
                              COMMON     PAID-IN         RETAINED      GAIN (LOSS)
                              STOCK      CAPITAL         EARNINGS    ON INVESTMENTS      TOTAL
Balance, December 31, 1994   $     2    $ 474,080      $ 2,799,873                   $ 3,273,955

  Net income                                             3,494,486                     3,494,486

  Dividends paid                                        (3,634,937)                   (3,634,937)
                             -------    ---------      -----------    -------        -----------

Balance, December 31, 1995   $     2    $ 474,080      $ 2,659,422                   $ 3,133,504
                             =======    =========      ===========    =======        ===========

  Net income                                             4,745,981                     4,745,981

  Dividends paid                                        (1,500,000)                   (1,500,000)

  Unrealized gain on                                                  $ 8,324              8,324
     investments             -------    ---------      -----------    -------        -----------

Balance, December 31, 1996   $     2    $ 474,080      $ 5,905,403    $ 8,324        $ 6,387,809
                             =======    =========      ===========    =======        ===========

  The accompanying notes are an integral part of these financial statements.

RITTENHOUSE FINANCIAL SERVICES, INC.
STATEMENT OF CASH FLOWS
DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------

                                                                        1996              1995
Operating activities:
 Net income                                                         $  4,745,981       $  3,494,486
 Adjustments to reconcile net income to net cash
  provided by (used in) operating activities:
   Net (gain) loss on sale of:
     Fixed Assets                                                                            (6,344)
   Depreciation and amortization                                         283,602            284,319
   Changes in assets and liabilities which provided
    (used) cash:
     Increase in advisory fees receivable                               (636,552)          (354,238)
     Decrease in taxes receivable                                        157,250            231,551
     (Increase) decrease in prepaid and other assets                     (49,352)           113,808
     (Decrease) increase in accounts payable and other liabilities       (19,354)           192,769
     (Decrease) increase in due to affiliates                           (908,493)           135,234
     Increase in accrued payroll and related withholding                  72,966             18,358
     (Decrease) increase in income taxes payable                      (1,120,027)         1,120,027
                                                                    ------------       ------------
       Net cash provided by operating activities                       2,526,021          5,229,970
                                                                    ------------       ------------
Investing activities:
   Purchase of investments                                              (100,000)
   Purchase of furniture, fixtures and equipment                        (512,076)          (154,932)
   Proceeds from sale of furniture, fixtures and equipment                                   11,000
                                                                    ------------       ------------
       Net cash provided by (used in) investing activities              (612,076)          (143,932)
                                                                    ------------       ------------
Financing activities:
   Additional borrowings from stockholder                                      0          1,400,000
   Loan repayment to banks and stockholder                               (98,390)        (2,499,000)
   Dividends paid                                                     (1,500,000)        (3,634,937)
                                                                    ------------       ------------
       Net cash used in financing activities                          (1,598,390)        (4,733,937)
                                                                    ------------       ------------
   Net increase in cash                                                  315,555            352,102
   Cash and cash equivalents, beginning of year                        3,015,212          2,663,111
                                                                    ------------       ------------
   Cash and cash equivalents, end of year                           $  3,330,767       $  3,015,212
                                                                    ============       ============
   Supplemental disclosures of cash flow information:
     Cash paid during the year for:
        Income taxes                                                $  1,118,422       $          0
                                                                    ============       ============
        Interest                                                    $    310,874       $    165,665
                                                                    ============       ============

  The accompanying notes are an integral part of these financial statements.

RITTENHOUSE FINANCIAL SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------

1.  BUSINESS AND ORGANIZATION

    Rittenhouse Financial Services, Inc. ("RFS" or the "Company") is registered as an investment advisor under Section 203 of the Investment Advisors Act of 1940. RFS has provided investment management services to endowments, foundations, retirement plans and other institutional clients since the Company's incorporation in 1979. The Broker Sponsored division of RFS provides investment management services for clients referred by stock brokerage firms. The sole stockholder of RFS is also the sole stockholder of The Rittenhouse Trust Company ("RTC"), a state-chartered trust company and commercial bank under the laws of the Commonwealth of Pennsylvania. RTC owns all of the outstanding stock of Rittenhouse Financial Securities, Inc. ("RFSecurities"), a broker-dealer registered with the Securities and Exchange Commission.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Advisory Fees. RFS computes revenue for advisory fees by applying a client's contracted rate to the market value of each client's investment portfolio on a quarterly basis. Income is recognized as earned.

    Cash and Cash Equivalents. Cash equivalents are short-term, highly liquid investments, generally with original maturities of three months or less, that consist of demand deposits, money market funds and certificates of deposit.

    Fixed Assets. Furniture, fixtures, equipment and leasehold improvements are stated at cost less allowances for depreciation and amortization. Depreciation on furniture, fixtures and equipment is provided using the straight-line method over estimated useful lives of three to ten years. Leasehold improvements are amortized over the lease terms.

    Income Taxes. The Company has elected to be taxed as an "S" corporation for federal and state income tax purposes. As an "S" corporation, all federal and state income taxes are payable by the sole stockholder and not by the Company.

    Investments. RFS holds investments in marketable equity securities which are classified as available for sale. The securities are carried at fair value with unrealized gains and losses reported as a separate component of stockholder's equity.

RITTENHOUSE FINANCIAL SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------

3.  NOTES PAYABLE

    At December 31, 1996, notes payable consisted of:

      Term loan payable to a bank on April 30, 1999;
        interest at 1% per year.                                $   300,000

      Demand notes payable to stockholder; interest at
        prime plus 1% per year                                      300,000

      Note payable to stockholder on January 31, 1997;
        automatically extended for six month periods at the
        stockholder's option; interest at prime plus 1% per
        year                                                        700,000
                                                                -----------

             Total notes payable                                $ 1,300,000
                                                                ===========


    The notes payable to a bank are secured by an unrestricted balance maintained by RTC in the form of a non-interest bearing deposit at the lending bank of $300,000 ($400,000 at December 31, 1995). If this deposit is withdrawn during the term of the notes, the lending bank will increase the interest rate charged on the notes to 1% over the bank's base lending rate and will assess a 1% fee on the outstanding principal balance.

    The note payable to stockholder was extended to July 31, 1997.

4.  TAXES

    Taxes receivable of $421,224 and $578,474 at December 31, 1996 and 1995 relate to a federal income tax refund which originated prior to the Company's "S" corporation election in 1993.

    Prior to January 1, 1993, RFS filed a consolidated federal income tax return as a "C" corporation with RTC and RFSecurities. The Internal Revenue Service (IRS) has examined the consolidated tax return of RFS, a "C" Corporation prior to January 1, 1993, for the year ended December 31, 1992. In addition, the IRS has examined RFS's claim for refund relating to its consolidated tax return for the year ended December 31, 1991. In January 1996, the IRS issued its report for the year ended December 31, 1992 and assessed additional tax due of $824,000 plus interest of $208,000. Also in January 1996, the IRS denied RFS's claim for refund for 1991. RFS did not contest the IRS's assessment for 1992 and recorded a federal and state tax provision in 1995. RFS has vigorously continued to pursue its claim for refund for 1991 through the tax appeal system. Based on the present negotiations with the IRS, management believes that the amount refundable will be reduced by approximately 25%. As a result, taxes receivable have been reduced to $421,224 which resulted in a charge to operations of $157,250.

RITTENHOUSE FINANCIAL SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------

5.  AGREEMENTS WITH STOCK BROKERAGE FIRMS

    A significant portion of the Company's advisory fee revenue results from relationships established under investment management agreements with stock brokerage firms. One of those relationships accounted for $11,517,300 and $9,758,881 of advisory fee revenue in 1996 and 1995, respectively.

6.  COMMITMENTS

    The Company leases offices under noncancelable leases. Minimum payments under the terms of the leases, which expire on November 30, 2002, are as follows:


                     Year Ending
                     December 31,
                       1997                   $  572,422
                       1998                      677,408
                       1999                      704,436
                       2000                      731,523
                       2001                      758,670
                       Thereafter                718,378
                                              ----------
                                              $4,162,837
                                              ==========

7.  EMPLOYEE BENEFIT PLAN

    "The Rittenhouse Financial Services, Inc. Employees' Retirement Plan", a non-contributory defined benefit plan, was terminated as of August 31, 1995, and "The Rittenhouse Companies 401(k) Plan" was amended effective January
    1, 1995 to include a thirty-five percent company match of the participants' contributions. The matching contribution expense for the year ended December 31, 1996 and December 31, 1995 was $114,075 and $94,114, respectively.

8.  RELATED PARTY TRANSACTIONS

    RFS provides to RTC and RFSecurities personnel time and certain administrative services, the costs of which are allocated to RTC and RFSecurities based upon assets under management, time spent by employees and other reasonable bases. In addition, RFS pays expenses incurred by RTC and RFSecurities and charges them for the actual expenses paid on their behalf.

RITTENHOUSE FINANCIAL SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------

    RTC and RFSecurities sublet office space from the Company under separate sublease agreements for $9,367 per month and $350 per month, respectively. Total future minimum rental payments to be received under these noncancelable subleases which expire on November 30, 1997 are $106,887 for 1997. Occupancy expense reported in the Company's statement of income for the years ended December 31, 1996 and 1995 is net of amounts received under the sublease agreements.

    At December 31, 1996 and 1995, the Company had $13,055 and $12,509, respectively, on deposit in money market accounts at RTC.

                      RITTENHOUSE FINANCIAL SERVICES, INC.
                                 BALANCE SHEET
                                AUGUST 31, 1997

                                 ( Unaudited )

                      In thousands, except per share data

                                    ASSETS
Cash and cash equivalents                                           $       539
Investments - available for sale                                            129
Advisory fees receivable                                                  4,565
Due from affiliates                                                         736
Furniture, equipment and leasehold
   improvements at cost, net                                              1,754
Prepaid and other assets                                                    251
                                                                    -----------
  Total assets                                                      $     7,974
                                                                    ===========

                     LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Accounts payable and other liabilities                            $     1,651
  Accrued payroll                                                            54
  Deferred income                                                         1,841
  Other liabilities                                                         126
                                                                    -----------

    Total liabilities                                                     3,672
                                                                    -----------

Stockholder's Equity:
  Common stock, $.01 par value - 10,000 shares authorized,
    230 shares issued and outstanding                                       -
  Additional paid-in capital                                                474
  Retained earnings                                                       3,799
  Unrealized gains on investments                                            29
                                                                    -----------

    Total stockholder's equity                                            4,302
                                                                    -----------

    Total liabilities and stockholder's equity                      $     7,974
                                                                    ===========

                      RITTENHOUSE FINANCIAL SERVICES, INC.
                              STATEMENT OF INCOME
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1997

                                 ( Unaudited )


REVENUE:
   Advisory fees                                                $     22,325
   Interest and dividends                                                243
   Loss on sale of assets                                                (12)
                                                                ------------
       Total income                                                   22,556
                                                                ------------

EXPENSES:

   Compensation and benefits                                          10,928
   Travel and entertainment                                            1,547
   Computer services                                                   1,499
   Advertising and promotional costs                                   1,181
   Occupancy and equipment costs                                         541
   Interest                                                               62
   Other operating expenses                                            3,019
                                                                ------------

       Total expenses                                                 18,777
                                                                ------------

NET INCOME                                                      $      3,779
                                                                ============

                      RITTENHOUSE FINANCIAL SERVICES, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1997

                                 ( Unaudited )


                                                            Additional                        Unrealized
                                              Common          paid-in          Retained         gain on
                                               stock          capital          earnings       investments       Total
Balance at December 31, 1996               $     -        $      474       $     5,905       $       8      $    6,387

    Net income                                                                   3,779                           3,779

    Dividends paid                                                              (5,885)                         (5,885)

    Unrealized gain on investments                                                                  21              21
                                           ---------------------------------------------------------------------------
Balance at August 31, 1997                 $     -        $      474       $     3,799       $      29      $    4,302
                                           ===========================================================================

                      RITTENHOUSE FINANCIAL SERVICES, INC.
                            STATEMENT OF CASH FLOWS
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1997

                                 ( Unaudited )

Cash flows from operating activities:
   Net income                                                                                  $      3,779
   Adjustments to reconcile net income to net cash
       provided from operating activities:
            Depreciation and amortization                                                               228
            Net loss on sale of assets                                                                   14
            Increase in advisory fees receivable                                                     (1,952)
            Increase in deferred income                                                               1,841
            Net (increase) decrease in:
                Taxes receivable                                                                        421
                Due from affiliates                                                                      40
                Prepaid and other assets                                                                (61)
            Net increase (decrease) in:
                Accounts payable                                                                        541
                Accrued payroll                                                                        (117)
                                                                                               ------------
                     Net cash provided from operating activities                                      4,734
                                                                                               ------------
Cash flows from investing activities:
   Proceeds from sale of repurchase agreements                                                          600
   Purchases of  furniture, equipment and leasehold improvements                                       (971)
   Proceeds from sale of furniture and equipment                                                         35
                                                                                               ------------
                     Net cash used in investing activities                                             (336)
                                                                                               ------------

Cash flows from financing activities:
   Dividends paid                                                                                    (5,885)
   Decrease in borrowing from stockholder                                                              (300)
   Decrease in borrowings from banks                                                                 (1,000)
   Other                                                                                                 (5)
                                                                                               ------------
                     Net cash used in financing activities                                           (7,190)
                                                                                               ------------

Net decrease in cash and cash equivalents                                                            (2,792)

Cash and cash equivalents:
   Beginning of year                                                                                  3,331
                                                                                               ------------
   End of period                                                                               $        539
                                                                                               ------------